Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
COMPREHENSIVE INCOME
Net (loss) income		$ (151,988)	$ (46,362)	$ 109,555
Other comprehensive income:
Gain (loss) associated with pensions, net of tax		2,851	(2,520)	5,078
Net (loss) gain on qualifying cash flow hedging instruments	[1]	(4,440)	6,669	9,015
Other comprehensive (loss) income		(1,589)	4,149	14,093
Comprehensive (loss) income		(153,577)	(42,213)	123,648
Comprehensive (loss) income attributable to:
Stockholders of Golar LNG Limited		(172,735)	(43,868)	123,648
Non-controlling interests		19,158	1,655	0
Comprehensive (loss) income		$ (153,577)	$ (42,213)	$ 123,648

[1]	Includes share of net loss of $4.8 million, $nil and net gain of $4.9 million on qualifying cash flow hedging instruments held by an affiliate for the years ended December 31, 2015, 2014 and 2013, respectively. Refer to note 29.